FEDERATED STOCK AND BOND FUND, INC.

Class A Shares
Class B Shares
Class C Shares

Supplement to Prospectus dated December 31, 1998

     At a meeting to be held on March 26, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

1.   To elect nine Directors.

2.  To ratify the selection of the Fund's independent auditors.

3.  To make changes to the Fund's fundamental investment policies:

     (a) To amend the Fund's fundamental investment policy on diversification of its investments;

     (b) To amend the Fund's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding;

     (c) To make non-fundamental the prohibition on the Fund's investments in securities to exercise control of an issuer; and

     (d) To amend the Fund's fundamental investment policy to allow investments in real estate investment trusts.

4. To remove the Fund's fundamental investment policy regarding selling securities.

                                                                January 12, 1999

[Graphic]
Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 313911109
Cusip 313911208
Cusip 313911307
G02437-02 (1/99)